UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2011

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)

1227 South Patrick Drive, Building 2A, Satellite Beach, FL 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 9, 2011, Lighting Science Group Corporation (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”), effective as of February 4, 2011, with LSGC Holdings LLC (“Holdings”), an affiliate of Pegasus Capital Advisors, L.P. (“Pegasus”), beneficial owner of approximately 87.2% of the Company’s common stock, par value $0.001 (the “Common Stock”). Pursuant to the Exchange Agreement, the Company agreed to issue 54,500,000 shares of Common Stock in exchange for the warrant to purchase 60,758,777 shares of Common Stock, which was issued upon separation of the Company’s Series D Units, and the warrant to purchase 942,857 shares of Common Stock issued in connection with the guaranty of the Company’s line of credit with the Bank of Montreal, each held by Holdings (the “Warrant Exchange”).

The Company’s Committee of Independent Directors, which is comprised entirely of independent directors, approved the Warrant Exchange on February 4, 2011 and engaged an independent financial advisor to assist in evaluating and negotiating the transaction.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Warrant Exchange was exempt from registration under the Securities Act of 1934, as amended (the “Securities Act”), pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 10, 2011, the Board of Directors of the Company approved a new Code of Business Conduct and Ethics (the “Code of Ethics”), which replaced in its entirety the Company’s prior code of business conduct and ethics. The Code of Ethics applies to all directors, officers and employees of the Company and its subsidiaries and provides guidance on, among other things, certain issues such as general business principles and ethics, the use of the Company’s funds, assets and information and conflicts of interest.

The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, which is filed as Exhibit 14.1 to this Current Report and is incorporated herein by reference. A copy of the Code of Ethics is also available on the Company’s website at www.lsgc.com.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On February 10, 2011, the Company filed a registration statement on Form S-1 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) relating to a proposed public offering of its Common Stock (the “Public Offering”). The Registration Statement is publicly available on the SEC’s website at www.sec.gov.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing. The Registration Statement is not incorporated by reference into this Form 8-K and does not constitute a part of this Form 8-K.

The information filed in this Report pursuant to Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Common Stock in the Public Offering.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: February 10, 2011	By:	/s/ Gregory T. Kaiser
		Name:	Gregory T. Kaiser
		Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Exchange Agreement, effective as of February 4, 2011, by and between Lighting Science Group Corporation and LSGC Holdings, LLC.

14.1	Code of Business Conduct and Ethics.